UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22423

ORACLE FAMILY OF FUNDS

 (Exact name of registrant as specified in charter)

182 Island Blvd., FL, Fox Island, WA  98333

 (Address of principal executive offices)(Zip code)

Laurence I. Balter

Oracle Investment Research

182 Island Blvd., FL, Fox Island, WA  98333

 (Name and address of agent for service)

Registrant's telephone number, including area code: (253) 303-0164

Date of fiscal year end: August 31

Date of reporting period: February 28, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

SEMI-ANNUAL REPORT

February 28, 2013

(Unaudited)

March 13, 2013

Dear Shareholder,

For the six-month period ending February 28, 2013, the value of an investment in Oracle Mutual Fund lost -7.16%, if you reinvested the dividend paid December 2012.  This compares to a 11.19% return for the MSCI World Index with dividends reinvested.

Rational investing in an irrational world. ®   is our motto.  As I stated in last year’s letter, our style of investing may stay out of favor for a period of time that will tax your patience.  Indeed it has, and it continues to do so.

On our website we have a quote from Warren Buffett, who once said, “Look at market fluctuations as your friend, rather than your enemy; profit from folly rather than participate in it.”

I went back to look at the great sages of investing to see what they did in these tough times.  Buffett, Lynch, Fisher, Miller, Berkowitz and Icahn just to name a few.  In each of their careers, there were numerous periods of severe double digit underperformance.  Just a week ago on CNBC, Buffett stated that in his 50 years of investing, his shares went down over 50% four times.  Investors who panicked and sold back are probably remorseful now when they acted in an emotional state rather than visionary state.

You may also recall in the last letter how I spoke of Apple and Amazon declining to the single digits years ago, but patient investors who stayed the course were greatly rewarded.

Looking at these historical records and with your hindsight spectacles on, a normal person would say, “well of course that was the right thing to do that was because…” Yet, at those difficult times the media, and the sentiment were all extremely negative as they are today with some of our companies.

Recently, I have garnered much media attention on Apple.  As the world frowns upon the falling price, the media and the social websites are full of negative sentiment.   Yet, a rational investor should welcome low prices.  And just 24 hours after I appeared in many interviews, Buffett himself was asked about Apple, and he said he’d be buying back the stock if he were CEO.  If you pick stocks like you pick your groceries, over time you should do well.

The thesis for our two most troubled names has not changed.  Growing companies with tremendous opportunity always have setbacks.  It’s the normal nature of unproven names. OGX and Molycorp have suffered declining prices because investors have lost patience with setbacks.  When the stakes are high, the risk reward ratio is as well.

Looking at the bonds and debt financing of OGX and Molycorp tells me a different story than the share prices.  Why would institutions and bond investors lend hundreds of millions of dollars or even billions if they didn’t believe they would get 100% of their money back?  Timelines have been extended for one reason or another, but I still see promise in these two names with a highly skewed risk/reward scenario.

All the other companies in the fund however are profitable.  Many pay dividends, and are growing their profits.  But, for one reason or another analysts aren’t happy as they are certainly not the darlings of Wall Street.

"The stock market is filled with individuals who know the price of everything, but the value of nothing." -Phil Fisher

In the last letter I spoke about Cliffs Natural Resources (our second largest holding).  This iron ore mining powerhouse has been in business since 1850.   In October of 2012, iron ore prices plunged to $87/ton.  Today they have rebounded to $145.  Yet the share price of Cliffs continues to decline.   For various reasons the market is punishing Cliffs and all the iron ore producers as the market does not believe that iron ore prices are sustainable.  But when I see a declining quantity of high grade ore, and a global demand picture that has not slowed down, the opportunity and risk/reward skew for a 3:1 positive outcome is in our favor.

Thank you to all who continue to stay the course.

Laurence Isaac Balter

President and Fund Manager

ORACLE MUTUAL FUND

PORTFOLIO SECTOR ILLUSTRATION

FEBRUARY 28, 2013 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

* Cash collateral received from lending portfolio securities, which is invested in short-term investments such as money market funds.

Sectors are based on the Morningstar classification.

	Oracle Mutual Fund
	Schedule of Investments
	February 28, 2013 (Unaudited)

Shares		Value

COMMON STOCKS - 99.39%

Agriculture Chemicals - 4.96%
7,200	Potash Corp. (Canada)	$ 288,648

Drilling, Oil, and Gas Wells - 17.79%
27,000	Nabors Industries Ltd. *	452,520
49,000	Weatherford International Ltd. *	582,120
		1,034,640
Electronic Computers - 9.10%
1,200	Apple, Inc.	529,680

Metal Mining - 37.88%
28,250	Cliffs Natural Resources, Inc. #	719,245
13,500	Freeport McMoran Copper & Gold, Inc.	430,920
59,500	Molycorp, Inc. (#) *	365,330
7,800	Rio Tinto Plc. ADR *	418,392
14,200	Vale S.A. ADR	269,658
		2,203,545
Oil Company - Exploration & Production - 4.47%
159,400	OGX Petroleo E Gas Participacoes SA ADR *	259,822

Oil, Gas Field Services - 18.94%
7,700	Schlumberger Ltd.	599,445
19,000	Superior Energy Services, Inc. *	502,550
		1,101,995
Petroleum Refining - 6.25%
9,000	BP Plc. ADR	363,600

TOTAL FOR COMMON STOCKS (Cost $10,046,983) - 99.39%		5,781,930

RIGHTS - 0.00%
30,000	Nabors Industries Ltd. 7/16/2013 *	-
TOTAL RIGHTS (Cost $0) - 0.00%		-

SHORT TERM INVESTMENTS - 19.28%
1,121,471	Fidelity Institutional Money Market Portfolio Institutional Class 0.15% ** (a)	1,121,471
TOTAL SHORT TERM INVESTMENTS (Cost $1,121,471) - 19.28%		1,121,471

TOTAL INVESTMENTS (Cost $11,168,454) - 118.67%		6,903,401

LIABILITIES IN EXCESS OF OTHER ASSETS - (18.67)%		(1,085,999)

NET ASSETS - 100.00%		$ 5,817,402

ADR - American Depository Receipt
* Non-income producing security during the period.
** Variable rate security; the money market rate shown represents the yield at February 28, 2013.
# All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(a) All or a portion of this security is held as collateral for securities lending.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of February 28, 2013, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$ 5,781,930	$ -	$ -	$ 5,781,930
Rights	-	-	-	-
Short-Term Investments:
Fidelity Institutional Money Market Portfolio	1,121,471	-	-	1,121,471
	$ 6,903,401	$ -	$ -	$ 6,903,401

The accompanying notes are an integral part of these financial statements.

Oracle Mutual Fund
Statement of Assets and Liabilities
February 28, 2013 (Unaudited)

Assets:
Investments, at Value (Cost $11,168,454)	$ 6,903,401
Receivables:
Due from Advisor (Note 3)	26,046
Dividends and Interest	14,102
Securities Purchased	248,406
Prepaid Expenses	4,674
Total Assets	7,196,629
Liabilities:
Payable for Collateral Received for Securities Loaned (Note 10)	1,121,471
Distribution Fees (Note 5)	1,189
Administration Fees (Note 3)	2,301
Transfer Agent Fees (Note 4)	1,455
Due to Custodian	7,610
Shareholder Redemptions	240,039
Accrued Expenses	5,162
Total Liabilities	1,379,227

Net Assets	$ 5,817,402

Net Assets Consist of:
Paid In Capital	$ 12,643,102
Accumulated Undistributed Net Investment Income	14,552
Accumulated Realized Loss on Investments	(2,575,199)
Unrealized Depreciation in Value of Investments	(4,265,053)
Net Assets, for 115,896 Shares Outstanding (Unlimited number
of shares authorized without par value)	$ 5,817,402

Net Asset Value Per Share and Offering Price ($5,817,402/115,896)	$ 50.19

Minimum Redemption Price Per Share *	$ 49.94

Maximum Offering Price Per Share (Note 2)	$ 52.97

*The Fund will impose a 0.50% redemption fee on shares redeemed within 30 days of purchase.

The accompanying notes are an integral part of these financial statements.

Oracle Mutual Fund
Statement of Operations
For the six months ended February 28, 2013 (Unaudited)

Investment Income:
Dividends (Net of foreign tax withheld $1,525)	$ 63,850
Interest (including income on securities loaned $16,717 (Note 10))	16,922
Total Investment Income	80,772

Expenses:
Advisory Fees (Note 3)	26,436
Administration Fees (Note 3)	14,876
Distribution (12b-1) Fees (Note 5)	2,747
Audit Fees	4,959
Legal Fees	6,074
Registration Fees	1,322
Transfer Agent Fees (Note 4)	8,997
Custody Fees	2,147
Printing & Mailing	246
Insurance	5,014
NSCC Fees	3,456
Miscellaneous	1,317
Total Expenses	77,591
Advisory Fees Waived/Reimbursed (Note 3)	(36,849)
Net Expenses	40,742

Net Investment Income	40,030

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(233,267)
Net Change in Unrealized Depreciation on Investments	(323,740)
Net Realized and Unrealized Loss on Investments	(557,007)

Net Decrease in Net Assets Resulting from Operations	$ (516,977)

The accompanying notes are an integral part of these financial statements.

Oracle Mutual Fund
Statements of Changes in Net Assets

	(Unaudited)
	Six Months
	Ended	Year Ended
	2/28/2013	8/31/2012
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 40,030	$ 127,930
Net Realized Loss on Investments	(233,267)	(1,443,872)
Unrealized Depreciation on Investments	(323,740)	(2,278,550)
Net Decrease in Net Assets Resulting from Operations	(516,977)	(3,594,492)

Distributions to Shareholders: (Note 8)
Net Investment Income	(72,669)	(130,262)
Realized Gains	-	-
Total Dividends and Distributions Paid to Shareholders	(72,669)	(130,262)

Capital Share Transactions (Note 7)	(1,106,692)	(426,055)

Net Assets:
Net Decrease in Net Assets	(1,696,338)	(4,150,809)
Beginning of Period	7,513,740	11,664,549
End of Period (Including Accumulated Undistributed Net Investment Income of $14,552 and $47,191, respectively)	$ 5,817,402	$ 7,513,740

The accompanying notes are an integral part of these financial statements.

Oracle Mutual Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	(Unaudited)
	Six Months			Period Ended
	Ended		Year ended	Ended
	2/28/2013		8/31/2012	8/31/2011	(a)

Net Asset Value, at Beginning of Period	$ 54.66		$ 80.42	$ 100.00

Income From Investment Operations:
Net Investment Income *	0.31		0.89	0.48
Net Loss on Securities (Realized and Unrealized)	(4.20)		(25.74)	(20.06)
Total from Investment Operations	(3.89)		(24.85)	(19.58)

Distributions from:
Net Investment Income	(0.58)		(0.91)	-
Net Realized Gains	-		-	-
Total from Distributions	(0.58)		(0.91)	-

Redemption Fees ***	-		-	-

Net Asset Value, at End of Period	$ 50.19		$ 54.66	$ 80.42

Total Return **	(7.16)%		(31.09)%	(19.58)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 5,817		$ 7,514	$ 11,665
Before Waiver
Ratio of Expenses to Average Net Assets	2.21%	†	2.00%	1.78%	†
Ratio of Net Investment Income to Average Net Assets	0.09%	†	0.32%	0.01%	†
After Waiver
Ratio of Expenses to Average Net Assets	1.16%	†	1.00%	1.00%	†
Ratio of Net Investment Income to Average Net Assets	1.14%	†	1.33%	0.80%	†
Portfolio Turnover	26.50%		97.73%	254.67%

† Annualized
(a) The Fund commenced investment operations on January 3, 2011.
* Net Investment Income/Loss per share amounts were calculated using the average shares method.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the fund assuming reinvestment of dividends and is not annualized for periods of less than one year.

*** The Fund will impose a 0.50% redemption fee on shares redeemed within 30 days of purchase.

The accompanying notes are an integral part of these financial statements.

ORACLE MUTUAL FUND

NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 2013 (UNAUDITED)

Note 1. Organization

The Oracle Mutual Fund (the “Fund”) was organized as a diversified series of the Oracle Family of Funds (the “Trust”) on September 16, 2010. The Trust is an open-end investment company established under the laws of the State of Ohio by an Agreement and Declaration of Trust dated May 21, 2010 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is the only series currently authorized by the Trustees. The investment advisor to the Fund is Oracle Investment Research (the “Advisor”).

The investment objective of the Fund is long-term capital appreciation while secondarily striving for income.  The Fund is diversified.  Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to 75% of its total assets, may not invest greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the securities of one issuer.  The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuations - Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  Where the security is listed on more than one exchange, the Fund will use the price on the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.  Portfolio securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day.  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees.  These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.  The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s valuation committee.

When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.  Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the price of the security quoted or published by others or the value when trading resumes or realized upon its sale.  Therefore, if a shareholder purchases or redeems Fund shares when it holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV.  In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.  The Adviser anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Equity securities, including common stocks, American Depositary Receipts, estate investment trusts, exchanged-traded funds, real preferred securities and bonus certificates, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.

Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.  When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, such as corporate bonds, municipal bonds and structured notes, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities. The Advisor used inputs such as pricing of similar securities and market movements of the underlying common stock to fair value reverse convertible bonds.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

Federal Income Taxes - Each series of the Trust is treated as a separate entity for federal income tax purposes.  The Fund, as a series of the Trust, intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions.  The Fund’s policy is to distribute to its shareholders all of its net investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes based on net income.

In addition, Generally Accepted Accounting Principals (“GAAP”) requires management of the Fund to analyze all open tax years, fiscal year 2011 for the Fund, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the six months ended February 28, 2013, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders - The Fund will receive income in the form of dividends and interest earned on its investments in securities.  This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be distributed to the Fund’s shareholders.

Other - The Fund records security transactions on the day after the trade date.  The highest cost specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities. Withholding taxes on foreign dividends will be provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Redemption Fees - Redemptions of short-term holdings may create missed opportunity costs for the Fund, as the Adviser may be unable to take or maintain positions in securities that employ certain strategies that require a longer period of time to achieve anticipated results.  For these reasons, the Fund will assess a 0.50% fee on the redemption or exchange of Fund shares held for 30 days or less and will be paid to the Fund.  The Fund will use the FIFO method to determine the 30-day holding period.  Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account.  If this holding period is 30 days or less, the redemption fee will be assessed.  The redemption fee will be applied on redemptions of each investment made by shareholder that does not remain in the Fund for a 30-day period from the date of purchase.  For the six months ended February 28, 2013, the Fund did not collect any early redemption fees.

Contingent Deferred Sales Charge - Shares are subject to a Contingent Deferred Sales Charge (“CDSC”). The CDSC is imposed on shares redeemed by the shareholder within 12 months of purchase. The 0.50% CDSC is applied to the NAV of the shares on the date of original purchase or on the date of redemption, whichever is less.

Sales Charge - If you purchase shares of the Fund, you will pay an initial sales charge of 5.25% when you invest, unless you qualify for a reduction or waiver of the sales charge.  Please refer to the Prospectus for qualifying sales charge reductions or waivers.

Subsequent Events - Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

Note 3. Investment Management Agreement

The Fund has entered into an Investment Advisory Agreement with the Adviser, Oracle Investment Research, under which the Adviser manages the Fund’s investments and business affairs subject to the supervision of the Board of Trustees.  Under the Investment Advisory Agreement, the Fund compensates the Adviser for its investment advisory services at the annual rate of 0.75% of the Fund’s average daily net assets, payable on a monthly basis. After the initial two years, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.  For the six months ended February 28, 2013, the Adviser earned $26,436 in advisory fees.

The Fund is responsible for its own operating expenses.  Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to reduce its management fees and/or pay expenses of the Fund to ensure that the total amount of Fund operating expenses (excluding dividends on short positions, brokerage commission expenses, interest and tax expenses, distribution fees and extraordinary, non-recurring expenses and acquired fund fees and expenses) do not exceed 1.00%, through December 31, 2012.  After December 31, 2012, the Advisor contractually has agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s total operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as Fees and Expenses of Acquired Funds), do not exceed 1.50%  relative to Class A, of the Fund’s average daily net assets.  The contractual agreement is in place through December 31, 2013, subject thereafter to annual re-approval of the agreement by the Trust’s Board of Trustees.  This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees.  Each waiver or reimbursement by the advisor is subject to repayment by the Fund within three years after the date the expense was incurred, so long as the reimbursement does not to cause the Fund’s operating expenses to exceed the applicable expense cap.  Any reduction in advisory fees or payment of expenses made by the Adviser may be reimbursed by the Fund in subsequent fiscal years if the Adviser so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Adviser is permitted to be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years.  Any such reimbursement will be reviewed and approved by the Board of Trustees.  The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses.  In addition, any such reimbursement from the Fund to the Adviser will be subject to the applicable limitation on Fund expenses.  For the six months ended February 28, 2013, the Adviser waived $36,849 in expenses pursuant to the expense limitation agreement.  At February 28, 2013, the Adviser owed the Fund $26,046 for expenses waived.

Pursuant to an Administration Agreement (the “Administration Agreement”), Oracle Investment Research (the “Administrator”), acts as administrator for the Fund.  The Administrator provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, the Administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.  Pursuant to the Administration Agreement, for its services, the Administrator receives from the Fund 0.20% of average net assets on the first $50 million of Fund assets, 0.07% of the average net assts over $50 million but less then $100 million, 0.05% of the average net assets over $100 million but less then $150 million, and 0.03% of the average net assets over $150 million; all are subject to a minimum monthly fee of $2,500.  For the six months ended February 28, 2013, the Administration fees were $14,876.  At February 28, 2013, the Fund owed $2,301 in Administration fees.

Note 4. Affiliated Service Provider

Mutual Shareholder Services, LLC (“MSS”), acts as the Fund’s transfer agent.  Certain officers of the Trust are officers, employees, and/or members of management of MSS.  MSS maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions.  For the six months ended February 28, 2013, MSS earned $8,997.  At February 28, 2013, the Fund owed $1,455 in transfer agent fees.

Note 5. Distribution Fees

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) on behalf of the Fund.  Under the Distribution Plan, the Fund pays a fee to the Fund’s distributor for distribution services (the “Distribution Fee”) for shares at an annual rate of 0.25% of the Fund’s average daily net asset value.  The Distribution Plan provides that the Fund’s distributor may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of Fund shares, subject to the terms of the Distribution Plan, or to provide certain shareholder services.  For the six months ended February 28, 2013, Distribution Fees were $2,747.  At February 28, 2013, the Fund owed $1,189 in Distribution Fees.

Note 6. Investment Transactions

For the six months ended February 28, 2013, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $1,824,102 and $2,914,700, respectively.

Note 7. Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares without par value.  The total paid-in capital was $12,643,102 as of February 28, 2013.  Transactions in capital for the six months ended February 28, 2013, and the year ended August 31, 2012, were as follows:

Class A	Six Months Ended 2/28/2013		Year Ended 8/31/2012
	Shares	Amount	Shares	Amount
Shares sold	5,730	$308,050	11,553	$804,451
Shares reinvested	1,331	69,883	1,945	127,560
Shares redeemed	(28,637)	(1,484,625)	(21,063)	(1,358,066)
Net increase	(21,576)	$(1,106,692)	(7,565)	$(426,055)

Shareholders will be subject to a Redemption Fee on redemptions and exchanges equal to 0.50% of the net asset value of the Fund shares redeemed within 30 days after their purchase.  For the six months ended February 28, 2013, there were no redemption fees collected by the Fund from shareholder transactions and included in paid-in-capital.

Note 8. Tax Matters

As of August 31, 2012, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and tax cost of investment securities were as follows:

Undistributed ordinary income                                                                               $       47,191

Post-October capital loss deferrals

Realized between 11/1/2011 and 8/31/2012 *                                       $ (1,537,066)

Gross unrealized appreciation on investment securities                                          $        57,197

Gross unrealized depreciation on investment securities                                          $ (3,883,324)

Net unrealized appreciation on investment securities                                             $ (3,826,127)

Cost of investment securities (including short-term investments) **                      $  11,317,991

*  These deferrals are considered incurred in the subsequent year.

** The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

For the year ended August 31, 2012, the Fund paid an ordinary income distribution of $0.9089 per share.

For the six months ended February 28, 2013, the Fund paid an ordinary income distribution of $0.5791 per share.

The tax character of the distributions paid during the six months ended February 28, 2013, and for the year ended August 31, 2012, are as follows:

	2013	2012
Ordinary income	$72,669	$130,262
Long-term capital gain	-	-

Note 9. Beneficial Ownership

The beneficial ownership, either directly or indirectly, or more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2 (a) (9) of the 1940 Act.  As of February 28, 2013, National Financial Service Corp., for the benefit of its customers, held approximately 71.18% of the voting securities of the Fund, and may be deemed to control the Fund.

Note 10.  Securities Lending

The Fund has entered into an agreement with Huntington National Bank as lender’s agent, dated May 23, 2012 (“Agreement”), to provide securities lending services to the Fund. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds.

Under the Agreement, the borrowers pay the Fund’s negotiated lenders’ fees and the Fund receives cash collateral in an amount equal to 102% of the market value of loaned securities. The borrower of securities is at all times required to post cash collateral to the portfolio in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, the portfolio could experience delays and costs in recovering the securities loaned. The Fund has the right under the lending agreement to recover the securities from the borrower on demand; if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the portfolio could experience delays and costs in recovering the securities loaned. The Fund continues to receive interest or dividend payments on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Securities lending income, as disclosed in the Fund’s Statement of Operations, represents the income earned from the investment of the cash collateral plus any fees paid by the borrowers, less the fees paid to the lending agent which are subject to adjustments pursuant to the securities lending agreement. As of February 28, 2013, the Fund loaned a common stock having a fair value of $1,121,471, and received $1,121,471 of cash collateral for the loan. This cash was invested in a money market fund as presented on the Schedule of Investments.

Note 11. New Accounting Pronouncement

In May 2011 the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. Generally Accepted Accounting Principles ("GAAP") and International Financial Reporting Standards ("IFRS"). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose additional information for fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

Oracle Mutual Fund
Expense Illustration
February 28, 2013 (Unaudited)

Expense Example

As a shareholder of the Oracle Mutual Fund, you incur ongoing costs which typically consist of management fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2012 through February 28, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	September 1, 2012	February 28, 2013	September 1, 2012 to February 28, 2013

Actual	$1,000.00	$928.35	$5.55
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,019.04	$5.81

* Expenses are equal to the Fund's annualized expense ratio of 1.16%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

ORACLE MUTUAL FUND

ADDITIONAL INFORMATION

FEBRUARY 28, 2013 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on November 30 and May 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-494-2755, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800) 494-2755 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 494-2755 to request a copy of the SAI or to make shareholder inquiries.

Investment Adviser:
Oracle Investment Research

182 Island Blvd., FI

Fox Island, WA 98333

Independent Registered Public Accounting Firm:
Sanville & Company

1514 Old York Rd.

Abington, PA 19001

Legal Counsel:
Law Office of C. Richard Ropka, LLC

215 Fries Mill Road

Turnersville, NJ 08012

Custodian:
Huntington National Bank

41 South Street

Columbus, OH 43125

Transfer Agent:
For more information, purchase or redemptions, call or write to

Oracle Mutual Fund’s Transfer Agent:

Mutual Shareholder Services, LLC

Oracle Mutual Fund

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

(800) 494-2755 Toll Free

This report is provided for the general information of the shareholders of the Oracle Mutual Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics  Not applicable.

Item 3. Audit Committee Financial Expert  Not applicable.

Item 4. Principal Accountant Fees and Services  Not applicable.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CERT.  Filed herewith.

(a)(2)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ORACLE FAMILY OF FUNDS

By /s/ Laurence I. Balter

----------------------------------------

* Laurence I. Balter, President

Date:

May 1, 2013

*Print the name and title of each signing officer under his or her signature.